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                                  EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement Nos. 333-59243, 333-38156, 333-91140 on Form S-8 of A.C. Moore Arts &
Crafts, Inc. of our report dated February 19, 2003 relating to the financial statements, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
March 24, 2003